UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 6, 2004



                            HARVEY ELECTRONICS, INC.
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             (Exact name of registrant as specified in its charter)


         NEW YORK                       1-4626                13-1534671
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                  Identification Number)



                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
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               (Address of principal executive office) (Zip Code)


Registrant's telephone number, including area code:  (201) 842-0078



                                       N/A
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         (Former name or former address, if changed since last report)



Item 5.  Other Events

     On May 5, 2004, Harvey Electronics, Inc. (the "Company") announced its plan to open its tenth retail showroom, such showroom to be located in Bridgewater, New Jersey (the "Bridgewater Showroom"). In connection with the Bridgewater Showroom, on May 3, 2004, the Company entered into a ten-year lease for a new 4,500 square foot showroom, such lease is attached hereto as Exhibit 10.1. The building will be constructed by the landlord and provided to the Company in the fall of 2004. The Company anticipates that the Bridgewater Showroom will open late this year. The Bridgewater Showroom will be part of the Bridgewater Towne Centre, which includes other high-end retailers such as Wegmans, Home Depot and Design Expo.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             HARVEY ELECTRONICS, INC.


                              By:/s/ Joseph J. Calabrese
                                 -----------------------
                                Joseph J. Calabrese, Executive Vice President Chief Financial Officer, Treasurer and Secretary


Date:  May 6, 2004